Mairs and Power Funds Trust

MAIRS AND POWER GROWTH FUND (Ticker: MPGFX)
MAIRS AND POWER BALANCED FUND (Ticker: MAPOX)
MAIRS AND POWER SMALL CAP FUND (Ticker: MSCFX)

Supplement dated August 1, 2012
to the Statement of Additional Information dated April 30, 2012

Effective as of August 1, 2012, ALPS Distributors, Inc. will serve as the principal underwriter and distributor to the Mairs and Power Funds Trust (the Trust).

As a result, the section entitled “Principal Underwriter,” which begins on page 26 of the SAI is deleted and replaced with the following:

Principal Underwriter

The Trust has entered into a Distribution Agreement, on behalf of each Fund, with ALPS Distributors, Inc. (the Distributor) pursuant to which the Distributor acts as distributor for each Fund and acts as agent for each Fund in selling its shares to the public. ALPS Distributors, Inc. is located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distributor offers shares of the Funds on a continuous basis and may engage in advertising and solicitation activities in connection therewith. The Distributor is not obligated to sell any certain number of shares of the Funds. The Distributor also reviews advertisements and acts as liaison for broker-dealer relationships. Investors purchasing or redeeming shares of a Fund through another financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

The Distribution Agreement continues in effect for two years and shall continue in effect for successive one-year periods provided such continuance is specifically approved at least annually by (i) the Board of Trustees or (ii) the vote of a majority of outstanding shares of the Fund, and provided that in either event the continuance is also approved by a majority of the Trust’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Distribution Agreement.

Mairs and Power, Inc. (the Adviser) has agreed to pay all fees and expenses which are payable to the Distributor under the Distribution Agreement.  The Funds do not pay any such fees and expenses.

Investors should retain this supplement for future reference.